Exhibit 32.2

                  CERTIFICATION BY PRINCIPAL FINANCIAL OFFICER
           PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     I, Massimiliano Pozzoni, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report of Falcon Natural Gas Corp. on Form 10-KSB for the fiscal year ended December 31, 2004, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Form 10-KSB fairly presents in all material respects the financial condition and results of operations of Falcon Natural Gas Corp.

Date:  April 14, 2005

                                                  By: /s/ Massimiliano Pozzoni
                                                     --------------------------
                                                     Massimiliano Pozzoni
                                                     Principal Financial Officer

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